UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________________________________________________________________________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
March 31, 2015 (March 30, 2015)

GNC HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State of Incorporation)	001-35113 (Commission File Number)	20-8536244 (IRS Employer Identification No.)

300 Sixth Avenue
Pittsburgh, Pennsylvania 15222
(Address of principal executive offices, including zip code)

(412) 288-4600
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
______________________________________________________________________________

Item 7.01.	Regulation FD Disclosure.

On March 30, 2015, GNC Holdings, Inc. (“GNC” or the “Company”) announced that it has reached an agreement with the New York Attorney General (the “NYAG”) regarding certain GNC-brand products that were included in an investigation by the NYAG into herbal supplements sold in New York State. The agreement affirms that the relevant GNC products were in full compliance with the federal Food and Drug Administration “Current Good Manufacturing Practices” (“GMP”), acknowledges GNC’s full cooperation with the Attorney General’s inquiries and confirms that the NYAG has discontinued its investigation as to GNC.

In early 2015, the NYAG commenced an investigation into the authenticity, purity and related marketing claims associated with herbal supplements sold in New York State, including specific lots of GNC-brand Herbal Plus® products. GNC fully cooperated with the NYAG's investigation and removed the affected lots from its stores in New York State temporarily, pending the NYAG's review of responsive information provided by GNC regarding its standards and procedures for authenticating the content of the products in question.

In its response to the NYAG’s inquiry, and as highlighted in the agreement, GNC provided the results of rigorous tests conducted both internally and by independent third parties. These tests provided conclusive evidence that GNC’s products are safe, pure, properly labeled and in full compliance with all regulatory requirements. The testing also demonstrated that the Company’s products contain all herbal extracts listed on their respective labels. In addition, a former senior FDA GMP expert performed a comprehensive review of GNC’s manufacturing processes for the products at issue and found them to be in compliance with all applicable requirements. Accordingly, GNC has restored its full assortment of Herbal Plus® products to all GNC stores in New York State.

As part of its commitment to industry leadership, GNC will expand its testing processes deeper into its supply chain by leading ongoing industry efforts to integrate source material traceability standards including DNA barcoding where appropriate (prior to extraction processes) and enhance certain other aspects of its operations to provide consumers even greater confidence in its products.

Copies of GNC’s press release and of the Company’s agreement with the NYAG are furnished herewith as Exhibits 99.1 and 99.2, respectively.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits:

Exhibit Number                Description

99.1	Press Release, dated March 30, 2015

99.2	Letter Agreement, dated March 27, 2015, between GNC and the NYAG

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 31, 2015	GNC HOLDINGS, INC.
	By:	/s/ James M. Sander
James M. Sander
Senior Vice President, Chief Legal Officer
and Secretary

Exhibit Index

Exhibit Number	Description
99.1	Press Release, dated March 30, 2015
99.2	Letter Agreement, dated March 27, 2015, between GNC and the NYAG